Exhibit 99.1

Contact:	George Huhta
Technology Solutions Company
312.228.4760
george_huhta@techsol.com

TECHNOLOGY SOLUTIONS COMPANY APPOINTS
NEW VICE PRESIDENTS TO SENIOR MANAGEMENT TEAM

New Leadership to Support Business Transformation

CHICAGO, IL – September 28, 2004 – Technology Solutions Company (TSC) (Nasdaq: TSCC), a consulting company delivering business benefits through the application of information technology, today announced three promotions and one addition to its senior management to support its expanding business and technology consulting offerings.

“This period of strategic transformation for TSC is an opportune time for us to advance employees who have demonstrated dedication to our success and to welcome new talent onto our management team,” stated Michael R. Gorsage, President and Chief Executive Officer. “We expect that these management changes will enhance our business operations and improve our ability to deliver value-based service offerings to our clients.”

Executive Promotions

Sandor Grosz, 48, has been promoted to Vice President and Chief Financial Officer effective October 1, 2004. Grosz joined TSC in March 1997 as International Controller and was promoted to the role of Corporate Controller in December 1997. From 1988 to 1997, he was Vice President of Finance for Management Consulting Group PLC, an international consulting firm. His prior experience includes public accounting and litigation support consulting, most recently as a Senior Audit Manager with KPMG Peat Marwick. Grosz earned a BS in Accounting from Arizona State University and is a Certified Public Accountant.

Grosz replaces Timothy P. Dimond, who will step down as Senior Vice President and Chief Financial Officer effective October 1, 2004. Dimond joined TSC in 1994 as corporate controller. In 1996, he was named practice area leader for Latin America and later became Vice President of Finance and Chief Accounting Officer before assuming the role of CFO. Dimond will continue serving TSC in a consulting capacity.

Philip J. Downey, 53, has been promoted to Vice President, General Counsel and Corporate Secretary effective October 1, 2004. Downey joined TSC in December 1997 as Director of Taxes and was promoted to Vice President Tax and Tax Counsel in January 2000. Prior to joining TSC, he had over 24 years of tax and law experience, including Chief Operating Officer at Empire Carpet, Director of International Taxes for Quaker Oats, and five years with the Internal Revenue Service. Downey has a BSBA in Accounting from

Loyola University Chicago, a JD from The John Marshall Law School, and an LLM Taxation degree from the DePaul University College of Law. He is a Certified Public Accountant and a member of the Illinois Bar.

Downey replaces Paul R. Peterson, who is retiring as Senior Vice President, General Counsel and Corporate Secretary effective October 1, 2004. Peterson joined TSC in September 1992 as Vice President and General Counsel and became a Senior Vice President in June 1996.

Patricia (Tish) Hodor has been promoted to Vice President, Human Resources. Hodor joined TSC in May 1997 as a Technical Recruiter and was promoted to Manager in December 1998, holding several roles including Recruiting Manager and Resource Development Manager before being promoted to Director in January 2000. Prior to joining TSC, she held various recruiting, training, benefits and customer service positions with Ernst & Young Management Consulting, Ford Motor Company and General Motors. Hodor has a BA in Employee Relations and a Masters of Labor Relations and Human Resources from Michigan State University.

Commenting on the promotions, Gorsage said, “Tim and Paul have both served TSC well during a decade of significant changes and challenges in the IT marketplace, and their contributions to TSC can not be overstated. But it is proof of the depth of TSC’s management team that we can promote three of our current senior managers to fill key leadership roles.”

New Vice President of Marketing

Along with the management promotions, TSC announced that Cynthia Kallile has joined the company as Vice President of Marketing. Kallile has over 25 years of strategy development, employee and corporate communications, public relations and branding experience in a variety of industries including professional services, financial services, and manufacturing. Most recently, she was the Director of Global Service Practice Marketing for A.T. Kearney, Inc. Previous positions include Vice President of Corporate Communications for ABN AMRO, Director of Corporate Communications for UBS, and Manager of Corporate Public Relations for Pactiv Corporation. Kallile holds a BA degree in Journalism from The Ohio State University.

“Cynthia offers TSC extensive marketing know-how and consulting industry expertise. Her ability to build the TSC brand in support of our strategic business objectives will be critical to us as we continue to expand our industry coverage and our range of services,” said Gorsage.

About Technology Solutions Company

Delivering business benefits through the application of information technology, Technology Solutions Company (TSC) is an IT consulting firm committed to helping clients in Manufacturing, Health Care, Consumer and Retail, and Financial Services. TSC focuses on the strategic business challenges of Enterprise Resource Planning, Customer Relationship Management, Compliance, Business Technology, and Change Management & Training. Our range of services include IT strategy, project planning, software selection, reengineering, implementation, upgrades, training, and outsourcing. Headquartered in Chicago, TSC has worked with more than 800 clients worldwide, including the majority of the Fortune 100. For more information, please visit www.techsol.com.

CERTAIN FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS

This press release contains or may contain certain forward-looking statements concerning the Company’s financial position, results of operations, cash flows, business strategy, budgets, projected costs and plans and objectives of management for future operations, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” and other similar expressions. These forward-looking statements involve significant risks and uncertainties. Although the Company believes its expectations reflected in such forward-looking statements are based on reasonable assumptions, readers are cautioned that no assurance can be given that such expectations will prove correct and that actual results and developments may differ materially from those conveyed in such forward-looking statements. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements in this press release include, among others, our ability to successfully introduce new service offerings, our ability to manage the pace of technological change including our ability to refine and add to our service offerings to adapt to technological changes, our ability to manage the current downturn in our business and in our industry and the economy in general, our ability to manage our current decreased revenue levels, our ability to attract new business and increase revenues, our ability to attract and retain employees, our ability to accommodate a changing business environment, general business and economic conditions in the Company’s operating regions, market conditions and competitive factors, our dependence on a limited number of clients and the potential loss of significant clients, our ability to continue to attract new clients and sell additional work to existing clients, our ability to consummate the pending Zamba transaction and successfully integrate the Zamba business with our business, and our ability to manage costs and headcount relative to expected revenues, all as more fully described in the Company’s periodic reports filed with the Securities and Exchange Commission from time to time. Such forward-looking statements speak only as of the date on which they are made and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. If the Company does update or correct one or more forward-looking statements, readers, investors and others should not conclude that the Company would make additional updates or corrections with respect thereto or with respect to other forward-looking statements. Actual results may vary materially.